--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                (Amendment No. 1)
                    Filed Pursuant to Section 13, or 15(d) of
                       The Securities Exchange Act of 1934

         November 18, 1996 (September 19, 1996) Date of Report (Date of
                            earliest event reported)

                        PHYSICIAN COMPUTER NETWORK ,INC.
               (Exact name of registrant as specified in charter)

                                   New Jersey
                 (State of other jurisdiction of incorporation)

                                     0-19666
                            (Commission File Number)

                                   22-2485688
                        (IRS Employer Identification No.)

                             1200 The American Road
                             Morris Plains, NJ 07950

                    (Address of Principal Executive Offices)

                                 (201) 490-3100
               Registrant's Telephone Number, including area code



                               Page 1 of 10 Pages
--------------------------------------------------------------------------------

     Item 7(b) of the registrant's Current Report on Form 8-K dated September 19, 1996 is hereby amended in its entirety to read as follows:

     (b) Pro Forma Financial Information of Business Acquired:

          On September 10, 1996, Physician Computer Network, Inc. ("PCN or the "Company") completed the acquisition of Wismer-Martin, Inc. ("Wismer-Martin"), located in Mead, Washington, by way of a merger of a wholly-owned subsidiary of PCN with and into Wismer-Martin for $1,980,000 in cash and 935,000 shares of the Company's common stock ("Common Stock").


          The following Unaudited Pro Forma Condensed Consolidated Statements of Operations and Unaudited Pro Forma Condensed Consolidated Balance Sheet give effect to (i) the acquisition by PCN of Wismer-Martin, and (ii) the acquisition by PCN of substantially all of the assets of the medical practice management software business and the commercial software business of CUSA Technologies, Inc. (the "CTI Business") on July 2, 1996 pursuant to an asset purchase agreement for $9,350,000 in cash. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1996 also gives effect to the completion by PCN on May 10, 1996 of the public offering of 6,440,000 shares of its Common Stock at $10.00 per share (the "1996 Offering"), of which 1,932,217 shares were issued by PCN to Equifax, Inc. ("Equifax") upon the conversion in full of the five year, $10,000,000 principal amount convertible subordinated promissory note issued to Equifax on February 15, 1995 (the "Equifax Note"). In addition to all of the above, the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 also gives effect to PCN's February 1995 public offering of PCN Common Stock, the October 1995 Regulation S offering of PCN Common Stock and convertible preferred stock and the acquisitions of Versyss, Inc. ("Versyss") and the Practice Management Systems Corp. Business (the "PMS Business") and the related financings.

          These statements have been prepared from the historical consolidated financial statements of PCN, Wismer-Martin and the CTI Business and should be read in conjunction with the following reports: (i) PCN's Annual Report on Form 10-K for the year ended December 31, 1995 and PCN's Quarterly Report on Form 10-Q for the period ended June 30, 1996, (ii) Wismer-Martin's Annual Report on Form 10-KSB for the year ended June 30, 1995 and Wismer-Martin's Quarterly Report on Form 10-QSB for the period ended March 31, 1996, and, (iii) PCN's Current Report on Form 8-K/A dated August 7, 1996 which contains the historical financial statements of the CTI Business.

          The unaudited pro forma financial information assumes that the transactions for which pro forma effects are shown occurred on January 1, 1995 for the Unaudited Pro Forma Condensed Consolidated Statements of Operations and on June 30, 1996 for the Unaudited Pro Forma Condensed Consolidated Balance Sheet. The pro forma financial information gives effect to the acquisition transactions under the purchase method of accounting based on the assumptions and adjustments described in the accompanying notes. It should be understood that the Pro Forma Condensed Consolidated Financial Statements do not necessarily reflect the actual consolidated financial position or results of operations since, among other factors, actual expenses may be lower or higher than amounts assumed or estimated. Such pro forma information is not necessarily indicative of the results which would actually have occurred had the transactions been in effect for the period or on the date indicated or which may occur in the future.

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1995

                                                                         Adjustments Increase/(Decrease) Giving Effect to
                                                                  --------------------------------------------------------------
                                                                                                                Versyss/PMS
                                                      PCN                 PMS               Versyss             Acquisition
                                                Historical (a)      Acquisition (b)      Acquisition (c)        Adjustments
                                               ----------------   -----------------   -------------------    -------------------
Revenues                                            $41,805,342          $3,067,872           $44,398,000
                                               ----------------   -----------------   -------------------    -------------------

Costs and Expenses:
Cost of revenues                                     16,288,953           1,341,797            27,532,000
Research and development                              2,219,223             563,221             1,806,000
Selling and marketing                                 3,038,069             371,739             5,340,000
General and administrative                           13,238,269           1,187,924             8,690,000             $3,864,532 (d)

Acquired technology in process                       14,516,000                                                      (14,516,000)(e)
Restructuring                                         3,072,450
Write-down of assets and other charges                1,477,000
                                               ----------------   -----------------   -------------------    -------------------
                                                     53,849,964           3,464,681            43,368,000            (10,651,468)
Interest (income) expense:
    Interest income                                    (577,039)            (12,615)
    Interest expense                                  1,451,604                                 2,183,000                901,903 (f)
                                               ----------------   -----------------   -------------------    -------------------
                                                        874,565             (12,615)            2,183,000                901,903
Income (loss) before income tax expense
     (benefit) and extraordinary item               (12,919,187)           (384,194)           (1,153,000)             9,749,565
Income tax expense (benefit)                         (1,419,000)             13,145               168,000
                                               ----------------   -----------------   -------------------    -------------------

Income (loss) available to common
   shareholders before extraordinary
   item                                            $(11,500,187)          $(397,339)          $(1,321,000)             9,749,565
                                               ================   =================   ===================    ===================


Earnings (loss) per Common Share:
Before extraordinary item                                $(0.29)
                                               ================

Weighted average number
  of common shares outstanding                       40,068,406                                                        2,622,781 (g)
                                               ================                                              ===================


                                                                     Adjustments Increase/(Decrease) Giving Effect to
                                              ----------------------------------------------------------------------------------
                                                                                                                CTI Business
                                                   1996              Equifax             CTI Business            Acquisition
                                                  Offering          Conversion          Acquisition (j)          Adjustments
                                              ---------------    -----------------    -------------------    -------------------

Revenues                                                                                      $12,467,346            ($2,667,432)(k)
                                              ---------------    -----------------    -------------------    -------------------

Costs and Expenses:
Cost of revenues                                                                                4,880,221             (2,120,608)(k)
Research and development                                                                        1,377,086
Selling and marketing                                                                           2,125,033
General and administrative                                                                      4,172,287                988,080 (l)
                                                                                                                        (583,900)(m)
Acquired technology in process
Restructuring
Write-down of assets and other charges
                                              ---------------    -----------------    -------------------    -------------------
                                                                                               12,554,627             (1,716,428)
Interest (income) expense:
    Interest income
    Interest expense                                                     $(525,000)(i)
                                              ---------------    -----------------    -------------------    -------------------
                                                                          (525,000)                     0                      0
Income (loss) before income tax expense
     (benefit) and extraordinary item                                      525,000                (87,281)              (951,004)
Income tax expense (benefit)
                                              ---------------    -----------------    -------------------    -------------------

Income (loss) available to common
   shareholders before extraordinary
   item                                              --                    525,000               $(87,281)             $(951,004)
                                              ===============    =================    ===================    ===================


Earnings (loss) per Common Share:
Before extraordinary item


Weighted average number
  of common shares outstanding                      4,507,783 (h)        1,932,217 (i)
                                              ===============    =================



                                                Pro Forma                                 Wismer-Martin        Pro Forma
                                              Before Acq. of       Wismer-Martin           Acquisition        After Acq. of
                                              Wismer-Martin        Acquisition (o)         Adjustments        Wismer-Martin
                                           ------------------    ------------------     ----------------    -----------------
Revenues                                          $99,071,128           $10,021,490                              $109,092,618
                                           ------------------    ------------------     ----------------    -----------------

Costs and Expenses:
Cost of revenues                                   47,922,363             4,103,747                                52,026,110
Research and development                            5,965,530               545,608                                 6,511,138
Selling and marketing                              10,874,841             1,714,104                                12,588,945
General and administrative                         31,557,192             3,057,950            1,109,132 (l)       35,724,275

Acquired technology in process                              0                                                               0
Restructuring                                       3,072,450                                                       3,072,450
Write-down of assets and other charges              1,477,000                                                       1,477,000
                                           ------------------    ------------------     ----------------    -----------------
                                                  100,869,376             9,421,409            1,109,132          111,399,917
Interest (income) expense:
    Interest income                                  (589,654)              (27,514)                                 (617,168)
    Interest expense                                4,011,507               343,319                                 4,354,826
                                           ------------------    ------------------     ----------------    -----------------
                                                    3,421,853               315,805                    0            3,737,658
Income (loss) before income tax expense
     (benefit) and extraordinary item              (5,220,101)              284,276           (1,109,132)          (6,044,957)
Income tax expense (benefit)                       (1,237,855)                1,021                                (1,236,834)
                                           ------------------    ------------------     ----------------    -----------------

Income (loss) available to common
   shareholders before extraordinary
   item                                           $(3,982,246)             $283,255          $(1,109,132)         $(4,808,123)
                                           ==================    ==================     ================    =================


Earnings (loss) per Common Share:
Before extraordinary item                              $(0.8)(n)                                                       $(0.10)(n)
                                           ==================                                               =================

Weighted average number
  of common shares outstanding                     49,131,187                                    935,000 (p)       50,066,187
                                           ==================                           ================    =================



-----------------------------------------------
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.


                                        UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                                   Six Months Ended June 30, 1996


                                                                      Adjustments Increase/(Decrease) Giving Effect to
                                                            ------------------------------------------------------------------
                                                                                                                    CTI Business
                                                    PCN          1996             Equifax         CTI Business      Acquisition
                                                Historical     Offering          Conversion      Acquisition (j)    Adjustments
                                             ------------   --------------    ---------------    ---------------   ------------
Revenues                                      $42,895,208                                           $5,588,505
                                             ------------   --------------    ---------------     ------------     ------------

Costs and Expenses:
Cost of revenues                               17,433,201                                            3,491,009
Research and development                        2,222,876                                              820,298
Selling and marketing                           3,655,560                                            1,300,042
General and administrative                      8,589,295                                            1,432,196          440,540 (l)
                                                                                                                       (291,950)(m)
                                             ------------   --------------    ---------------     ------------     ------------
                                               31,900,932                                            7,043,545          148,590
Interest (income) expense:
    Interest income                              (217,710)                                                   0
    Interest expense                            1,338,407                            (215,934)(i)            0
                                             ------------   --------------    ---------------     ------------     ------------
                                                1,120,697                            (215,934)               0                0

Income (loss) before income tax expense
   and loss on equity investment                9,873,579                             215,934       (1,455,040)        (148,590)
Income tax expense                              2,073,363                                                    0
                                             ------------   --------------    ---------------     ------------     ------------

Income before loss on equity investment         7,800,216                             215,934       (1,455,040)        (148,590)

Loss on equity investment, net of taxes          (817,650)                                  0                0                0
                                             ------------   --------------    ---------------     ------------     ------------

   Net income (loss)                           $6,982,566                            $215,934      $(1,455,040)       $(148,590)
                                             ============   ==============    ===============     ============     ============

Primary and Fully Diluted earnings (loss) per Common Share:

Earnings (loss) per Common Share                    $0.14
                                             ============

Primary weighted average number
  of common shares outstanding                 51,703,221        3,289,842 (h)      1,410,158 (i)
                                             ============   ==============    ===============

Fully Diluted weighted average number
  of common shares outstanding                 51,710,586        3,289,842 (h)      1,410,158 (i)
                                             =============  ==============    ===============




                                              Pro Forma                         Wismer-Martin       Pro Forma
                                            Before Acq. of     Wismer-Martin     Acquisition      After Acq. of
                                            Wismer-Martin     Acquisition (o)    Adjustments      Wismer-Martin
                                           --------------    ---------------    -------------     -------------
Revenues                                      $48,483,713        $4,345,150                         $52,828,863
                                           --------------     -------------     -------------     -------------

Costs and Expenses:
Cost of revenues                               20,924,210         2,038,404                          22,962,614
Research and development                        3,043,174           321,937                           3,365,111
Selling and marketing                           4,955,602           612,960                           5,568,562
General and administrative                     10,170,081         1,326,282           512,066 (l)    12,008,429

                                           --------------     -------------     -------------     -------------
                                               39,093,067         4,299,583           512,066        43,904,716
Interest (income) expense:
    Interest income                              (217,710)          (31,910)                           (249,620)
    Interest expense                            1,122,473            57,695                           1,180,168
                                           --------------     -------------     -------------     -------------
                                                  904,763            25,785                 0           930,548

Income (loss) before income tax expense
   and loss on equity investment                8,485,883            19,782          (512,066)        7,993,599
Income tax expense                              2,073,363                 0                           2,073,363
                                           --------------     -------------     -------------     -------------

Income before loss on equity investment         6,412,520            19,782          (512,066)        5,920,236

Loss on equity investment, net of taxes          (817,650)                0                 0          (817,650)
                                           --------------     -------------     -------------     -------------

   Net income (loss)                           $5,594,870           $19,782         $(512,066)       $5,102,586
                                           ==============     =============     =============     =============

Primary and Fully Diluted earnings (loss) per Common Share:

Earnings (loss) per Common Share                    $0.10 (n)                                             $0.09 (n)
                                           ==============                                         =============

Primary weighted average number
  of common shares outstanding                 56,403,221                             935,000 (p)    57,338,221
                                           ==============                       =============     =============

Fully Diluted weighted average number
  of common shares outstanding                 56,410,586                             935,000 (p)    57,345,586
                                           ==============                       =============     =============


----------------------------------------------
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.


                                      Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                                            June 30, 1996

                                                               ASSETS



                                                              CTI Business    Pro Forma                  Wismer-Martin   Pro Forma
                                    PCN        CTI Business   Acquisition   Before Acq. of  Wismer-Martin Acquisition  After Acq. of
                                 Historical   Acquisition(j)  Adjustments   Wismer-Martin  Acquisition(o) Adjustments  Wismer-Martin
                                ------------  --------------  -----------   -------------  -------------- -----------  ------------
Current Assets:
Cash and cash equivalents        $46,421,006   $        --   $(9,350,000)(j)  $37,071,006    $447,036  $(1,980,000)(o)  $35,538,042
Accounts receivable, net          22,781,670     1,928,092    (1,183,435)(q)   23,526,327     917,820                    24,444,147
Inventories                        4,382,065       108,008                      4,490,073     153,746                     4,643,819
Prepaid expenses and other         2,314,138                                    2,314,138     584,901                     2,899,039
Deferred tax asset                 1,650,000                                    1,650,000                                 1,650,000
                                ------------   -----------   -----------     ------------  ----------   ----------     ------------
    Total current assets          77,548,879     2,036,100   (10,533,435)      69,051,544   2,103,503   (1,980,000)      69,175,047

Intangible assets, net            51,147,142    10,124,525    11,675,954 (j)   62,823,096   2,591,665   11,994,236 (o)   74,817,332
                                                             (10,124,525)(r)                            (2,591,665)(r)
Property and equipment, net        4,026,757     1,201,907                      5,228,664   1,107,887      800,000 (t)    7,136,551
Investment in joint venture        2,498,391                                    2,498,391                                 2,498,391
Other assets                       5,262,160                                    5,262,160      31,438                     5,293,598
                                ------------   -----------   -----------     ------------  ----------   ----------     ------------
   Total Assets                 $140,483,329   $13,362,532   $(8,982,006)    $144,863,855  $5,834,493   $8,222,571     $158,920,919
                                ============   ===========   ===========     ============  ==========   ==========     ============

                                                LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
Notes payable                     $6,297,909       $97,686                     $6,395,595                                $6,395,595
Current portion of
   long-term debt                  1,085,407                                    1,085,407      40,471                     1,125,878
Current portion of obligation
   under capital leases              371,497                                      371,497       9,485                       380,982
Accounts payable                   3,922,726     1,504,116                      5,426,842     445,106                     5,871,948
Accrued expenses and
  other liabilities               10,152,510       183,654       250,000 (j)   10,586,164     360,362   1,385,000 (s)    12,331,526
Customer deposits                  2,153,020                     472,087 (s)    2,625,107                                 2,625,107
Unearned income                   13,731,316     1,872,983                     15,604,299   1,128,987                    16,733,286
                                ------------   -----------   -----------     ------------  ----------  ----------      ------------
      Total current liabilities   37,714,385     3,658,439       722,087       42,094,911   1,984,411   1,385,000        45,464,322

Long-term debt, net
  of current portion:             12,238,759                                   12,238,759     732,153                    12,970,912
Obligations under capital
  leases, net of current portion     551,499                                      551,499                                   551,499
Deferred income taxes                                                                         589,885                       589,885
                                ------------   -----------   -----------     ------------  ----------  ----------      ------------
       Total liabilities          50,504,643     3,658,439       722,087       54,885,169   3,306,449   1,385,000        59,576,618


Shareholders' Equity:
Preferred stock                           10                                           10                                        10
Common stock                         520,185                                      520,185      16,321     (16,321)(u)       529,535
                                                                                                            9,350 (p)
Additional paid-in capital       183,436,735                                  183,436,735   4,881,194  (4,881,194)(u)   192,793,000
                                                                                                        9,356,265 (p)
Excess purchase price
  of acquired subsidiary                  --                                           --  (2,500,000)  2,500,000 (u)             0
Retained earnings
  (Accumulated deficit)          (93,978,244)    9,704,093    (9,704,093)(u)  (93,978,244)    130,529    (130,529)(u)   (93,978,244)
                                ------------   -----------   -----------     ------------  ----------  ----------      ------------
Shareholders' equity              89,978,686     9,704,093    (9,704,093)      89,978,686   2,528,044   6,837,571        99,344,301
                                ------------   -----------   -----------     ------------  ----------  ----------      ------------
  Total liabilities and
     shareholders' equity       $140,483,329   $13,362,532   $(8,982,006)    $144,863,855  $5,834,493  $8,222,571      $158,920,919
                                ============   ===========   ===========     ============  ==========  ==========      ============

----------------------------------------------
See accompanying notes to unaudited pro forma condensed consolidated financial statements.
                                        6

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


(a) Includes the operations of the PMS Business from April 24, 1995, the date of acquisition (see note (b) below) and the operations of Versyss from October 27, 1995, the date of acquisition (see note (c) below).

(b) Reflects the operations of the PMS Business from January 1, 1995 to April 24, 1995. On April 24, 1995, a wholly-owned subsidiary of PCN acquired substantially all of the assets of the PMS Business for $4,861,000, of which $2,861,000 was paid in cash and $2,000,000 was paid in the form of a one year 10% interest bearing note (which note was paid in full on April 24, 1996). In addition, PCN assumed $3,009,000 of certain liabilities of the PMS Business, primarily related to software support and hardware maintenance agreements.

(c) Reflects the operations of Versyss from January 1, 1995 to October 27, 1995. On October 27, 1995, PCN acquired all of the issued and outstanding capital stock of Versyss, pursuant to a merger agreement, for $12,333,000 in cash and $11,750,000 in the form of a two year, 11% interest bearing note.

(d) Reflects the prorated amortization of the PMS Business and Versyss acquired intangible assets, with the exception of Acquired technology in process, based on the estimated useful lives established in the table in Note 3 to the Consolidated Financial Statements of PCN as previously disclosed in PCN's Annual Report on Form 10-K for the year ended December 31, 1995. Included within PCN Historical is $421,365 of PMS Business-related amortization expense for the period of April 24, 1995 to December 31, 1995, and $722,735 of Versyss-related amortization expense for the period of October 27, 1995 to December 31, 1995. The pro forma acquisition amortization adjustment therefore consists of the following:

Amortization of PMS acquired intangible assets (Jan. 1 to April 24, 1995) .............  $  210,692
Amortization of Versyss acquired intangible assets (Jan. 1 to October 27, 1995) .......   3,653,840
                                                                                         ----------
Total adjustment ......................................................................  $3,864,532

(e) With the help of an appraiser, PCN allocated $14,516,000 of the purchase price of the Versyss acquisition to Acquired technology in process which was recorded as an expense in the year ended December 31, 1995. This charge is non-recurring and unusual and, as it relates directly to the acquisition, is excluded from the unaudited pro forma consolidated statement of operations.

(f) Reflects accrued interest expense on the following acquisition-related indebtedness:

10% Interest on $2,000,000 note issued in connection with the acquisition of the PMS
  Business (Jan 1 to April 24, 1995) ................................................. $   66,667
11% Interest on $11,750,000 note issued in connection with the Versyss acquisition (Jan. 1 to Oct. 27, 1995) ..............................................  1,077,083
                                                                                       ----------
     Subtotal ........................................................................ $1,143,750
Less: Interest paid to Mr. Jeffry M. Picower (the "Investor") which would have been
  avoided if the February 1995 Offering had occurred on January 1, 1995 ..............   (241,847)
                                                                                       ----------
     Total adjustment to interest expense related to the acquisitions of
     Versyss and the PMS Business .................................................... $  901,903
                                                                                       ==========

(g) Reflects the increase in the weighted average number of shares of Common Stock outstanding after giving effect to (i) the issuance of 6,250,000 shares of Common Stock pursuant to PCN's February 1995 public offering and (ii) the issuance of 1,902,748 shares of Common Stock pursuant to the October 1995 Regulation S offering.

(h) Reflects the increase in the weighted average number of shares of Common Stock outstanding after giving effect to the issuance of the 4,507,783 shares of Common Stock sold by PCN pursuant to the 1996 Offering.

(i) Reflects the reversal of interest expense incurred on the Equifax Note and an increase in the weighted average number of shares of Common Stock outstanding after giving effect to the conversion of the Equifax
         Note into 1,932,217 shares of Common Stock.

(j) Reflects the operations of the CTI Business for the year ended December 31, 1995 and the six months ended June 30, 1996 and the balance sheet of the CTI Business as of June 30, 1996. On July 2, 1996, PCN purchased substantially all of the assets of the medical practice management software business and certain other software businesses of CUSA Technologies, Inc. for $9,350,000 in cash. The purchase price is allocated as follows:


Consideration (including liabilities assumed):
Cash                                                                 $ 9,350,000
Liabilities assumed                                                    3,658,439
Accounting and legal costs                                               250,000
                                                                     -----------
         Subtotal                                                     13,258,439
Other acquisition-related liabilities (See Note (s))                     472,087
                                                                     -----------
                  Total Purchase Price                                              $13,730,526
                                                                                    ===========

Allocation of Purchase Price:
Accounts Receivable and Inventory                                                   $   852,665
Equipment and other assets, including cash                                            1,201,907
Intangible assets:
   Profit on support and update agreements (1 year life)                 107,000
   Profit on future support and update
      agreements (4 year life)                                           599,000
   Other intangible assets (includes customer list
     and goodwill) (15 year life)                                     10,969,954
                                                                     -----------
                  Total Intangible assets                                            11,675,954
                                                                                    -----------
                                                                                    $13,730,526
                                                                                    ===========

(k) Represents the elimination of revenue and cost of sales related to sales transactions between Versyss and the CTI Business prior to the acquisition of Versyss by PCN.

(l) Reflects the prorated amortization of the acquired intangible assets of Wismer-Martin and the CTI Business, based on the useful lives established in notes (j) and (o).

(m) Reflects the elimination of the amortization of intangible assets recorded in the historical results of operations of the CTI Business.

(n) For the year ended December 31, 1995, the assumed exercise of certain outstanding options and warrants have not been included in the calculation of unaudited pro forma loss per common share as they are anti-dilutive, thus making unaudited pro forma primary and fully diluted loss per common share the same. For the six months ended June 30, 1996, the assumed exercise of dilutive options and warrants and the assumed conversion of outstanding shares of PCN's Series A convertible non dividend-paying preferred stock has been included in the calculation of the primary and fully-diluted weighted average number of common shares outstanding.

(o) Reflects the operations of Wismer-Martin for the year ended December 31, 1995 and the six months ended June 30, 1996 and the balance sheet of Wismer-Martin as of June 30, 1996. On September 10, 1996, PCN acquired Wismer-Martin pursuant to a merger agreement dated June 20, 1996 for $1,980,000 in cash and 935,000 shares of Common Stock of PCN. The purchase price is allocated as follows (assuming a $10.0167 price per share of PCN Common Stock):


Consideration (including liabilities assumed):
Cash                                                                 $ 1,980,000
PCN Common Stock issued                                                9,365,615
Liabilities assumed                                                    3,306,449
Accounting and legal costs                                               250,000
                                                                     -----------
         Subtotal                                                     14,902,064
Other acquisition-related liabilities (See Note (s))                   1,135,000
                                                                     -----------
                  Total Purchase Price                                             $16,037,064
                                                                                   ===========

Allocation of Purchase Price:
Accounts Receivable and Inventory                                                  $ 1,071,566
Property, equipment and other assets, including cash                                 2,971,262
Intangible assets:
   Profit on support and update agreements (1 year life)                  85,000
   Profit on future support and update
      agreements (4 year life)                                           537,000
   Acquired software products (3 year life)                              494,000
   Other intangible assets (includes customer list,
     and goodwill) (15 year life)                                     10,878,236
                                                                     -----------
                  Total Intangible assets                                           11,994,236
                                                                                   -----------
                                                                                   $16,037,064
                                                                                   ===========

(p) Reflects the increase in the weighted average number of shares of Common Stock outstanding after giving effect to the issuance of 935,000 shares of Common Stock, valued at $10.0167 per share, pursuant to the acquisition of Wismer-Martin by PCN.

(q) Represents a valuation adjustment that reflects the difference between the fair value of the accounts receivable acquired from the CTI Business and the carrying cost of those assets on the historical balance sheet of the CTI Business.

(r) Represents the elimination of intangible assets related to capitalized proprietary software costs recorded by both Wismer-Martin and the CTI Business which had no fair market value to PCN.

(s) In the Wismer-Martin merger agreement and the CTI Business purchase agreement, the Company agreed to assume the liability of certain obligations of the acquired entities that were directly related to the acquisitions. Such additional liabilities include $1,135,000 for Wismer-Martin for acquisition legal and accounting costs, severance and restructuring costs, certain contract termination costs, certain key employee sign-on bonuses and the health insurance termination liability. For the CTI Business, such liabilities include $472,087 of customer deposits for future goods and services.

(t) Represents the fair value adjustment to the net book value of the Wismer-Martin land and building assets as determined by an independent appraiser.

(u) Reflects the elimination of the prior ownership of Wismer-Martin and the CTI Business.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused the Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                PHYSICIAN COMPUTER NETWORK, INC.
                                                (Registrant)




Date:  November 18, 1996                        By:  /s/Thomas F. Wraback
                                                    ---------------------
                                                     Thomas F. Wraback
                                                     Senior Vice President and
                                                     Chief Financial Officer



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